STOCK PLEDGE AGREEMENT

                  THIS AGREEMENT is entered into this 2nd of April 1999, by and between Fred DEN, residing at 102 Glen Way, Syosset, New York 11791 (the "Pledgor") and ATS MONEY SYSTEMS, INC., a Nevada corporation having its principal address at 25 Rockwood Place, Englewood, New Jersey 07631 (the "Pledgee").

                                    RECITALS

                  A. The Pledgor is the owner of 100,000 issued and outstanding shares of common stock of the Pledgee (the "Shares") represented by certificate No. 10041 (the "Certificate").

                  B. The Pledgor has delivered to the Pledgee his note in the principal amount of $40,000 (the "Note"), a copy of which is attached hereto. As a condition to acceptance of the Note by the Pledgee, the Pledgor has agreed to pledge the Shares to the Pledgee as security for the payment of the Note.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the Pledgor and the Pledgee agree as follows:


                                     TERMS


                  I. PLEDGE. The Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, deposits, sets over and confirms unto the Pledgee and its successors and assigns as collateral security for the payment in full when due and payable of the Note and for the due and punctual performance and observance by the Pledgor of the terms, covenants and agreements on its part to be per- formed and observed under the Note the Shares (all of the Shares and the Certificate, together with all other certificates, shares, securities, property or monies as may from time to time be pledged hereunder pursuant to the terms of Section 7 being hereinafter collectively called the "Pledged Stock"). This is a bona-fide pledge to secure the Note, which Note is with full recourse to the Pledgor.

                  II. DELIVERY OF THE SHARES. The Certificate representing the Shares, duly endorsed in blank for transfer, has been delivered to the Pledgee. The Pledgee shall not encumber or dispose of the Pledged Stock in any manner whatsoever, except as stated herein.

                  III. WARRANTY. The Pledgor represents and warrants that the Pledged Stock has been validly issued and is fully paid and nonassessable and that the Pledgor owns the Pledged Stock free and clear of all equities, pledges, liens, charges and encumbrances (except the pledge provided for herein), that the Pledged Stock has been wholly owned for more than 2 years and that the Pledgor has the right TO pledge the Pledged Stock as herein provided.

                  IV. WAIVER. This pledge shall not be affected by and the Pledgor is hereby not to be released from its obligations to the Pledgee herein created on account of any indulgence, extension, or change in the form, maturity, rate of interest, or otherwise, of the Note, nor by want of presentment, notice, protest or suit on the Note. No failure on the part of the Pledgee to exercise, and no delay on the part of the Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                  V. ACCELERATION. Upon failure of the Pledgor to keep and perform its agreement to pay the Note when due, immediately after notice thereof ("Event of Default"), the Pledgee may, at its option, at once exercise its rights hereunder.

                  VI. TERMINATION OF PLEDGE. When the Note has been paid and the terms and covenants hereof and agreements of the Pledgor hereunder have been performed in full, this Pledge Agreement shall terminate, and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor or its designees, without representation, warranty or recourse, against appropriate receipts, all the Pledged Stock, if any, then held by it in pledge hereunder.

                  VII. INCREMENTS AND ACCRUALS. In addition to the Certificates and Shares pledged hereunder pursuant to Section 1, the Pledgor also pledges hereunder, as additional collateral security, and agrees to forthwith deliver to the Pledgee all shares, securities, moneys or property representing a dividend on the Pledged Stock or representing a distribution or return of capital upon or in respect of the Pledged Stock or any part thereof, or resulting from a split-up, revision reclassification or other like change of the Pledged Stock, or otherwise received in exchange therefor, and any subscription, warrants, rights or options issued to the holders, or otherwise in respect, of the Pledged Stock.

                  VIII. VOTING POWER, DIVIDENDS, ETC.

                  A. Unless and until an Event of Default has occurred the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock for all purposes not inconsistent with the terms of this Pledge Agreement; PROVIDED, HOWEVER that the Pledgor agrees that it will not vote the Pledged Stock in any manner that is inconsistent with the terms of this Pledge Agreement; and

                  B. If any Event of Default shall have occurred, and whether or not any holder of any of the Note exercises any available option to declare any of the Note due and payable or seeks or pursues any other relief or remedy available to such holder under this Pledge Agreement or the Note, the Pledgee shall forthwith, without further act on the part of any person, have the sole and exclusive right to exercise ALL voting, consensual and other powers of ownership pertaining to the Pledged Stock and shall exercise such powers in such manner as it, in its sole discretion, shall determine to be necessary, appropriate or advisable, and, if the Pledgee shall so request in writing, the Pledgor agrees to execute and deliver to the Pledgee such other and additional powers, authorizations, proxies, dividends and other orders, and such other documents, as the Pledgee may reasonably request to secure to the Pledgee the rights, powers and authorities intended to be conferred upon the Pledgee by this Subsection B.

                  IX. SALE OF PLEDIZED STOCK AFTER AN EVENT OF DEFAULT. If any Event of Default shall have occurred, and the principal amount of any then outstanding Note shall have been declared forthwith due and payable, then, unless such Note at the time outstanding shall have been paid in full at the time the notice provided for in Subsection A of this Section 9 shall be given or at the time the suit provided for in Subsection B of this Section 9 shall be begun, the Pledgee may, in its sole discretion, without any further demand, advertisement or notice, except as expressly provided for in Subsection A of this Section 9:

                  A. Sell the Pledged Stock, or any part thereof, in one or more sales, (i) at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Pledgee, at the Pledgee's place of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as the Pledgee shall, in its sole discretion, determine, and the Pledgee or any other holder of any of the Note may be the purchaser of any or all of the Pledged Stock so sold; or (ii) in "brokers' transactions" (as such term in defined in Rule 144 promulgated under the Securities Act of 1933) through the Pledgee's then broker, in which event, the Pledgor agrees to execute and deliver to the Pledgee and file with the Securities and Exchange Commission one or more appropriate Forms 144. The Pledgee may, in its sole discretion, at any

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

such sale reasonably restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the persons making such purchases represent and agree, to the satisfaction of the Pledgee, that they are purchasing the Pledged Stock for their own account, for investment, and not with a view to the distribution or resale of any thereof. Upon any such sale, the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold. Each purchaser (including the Pledgee and any other holder of any of the Note) at any such sale shall hold the Pledged Stock so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption, of the Pledgor, which the Pledgor hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Pledgee shall give the Pledgor at least ten (10) days' written notice of any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Pledgee shall fix in the notice of such sale. At any such sale, the Pledged Stock may be sold in one lot as an entirety or in separate parcels. The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but neither the Pledgee nor any other holder of any of the Note shall incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold, and, in case of any such failure, such Pledged Stock may again be sold under and pursuant to the provisions hereof; or

                  B. Proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  The Pledgee as attorney-in-fact pursuant to Section I I hereof may, in the name and stead of the Pledgor, make and execute ALL conveyances, assignments and transfers of the Pledged Stock sold pursuant to this Section 9, and the Pledgor hereby ratifies and confirms all that the Pledgee as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Pledgor shall, if so requested by the Pledgee, ratify and confirm any sale or sales by executing and delivering to the Pledgee, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Pledgee, be advisable for the purpose.

                  The receipt by the Pledgee for the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Pledged Stock, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                  X. APPLICATION OF PROCEEDS. The proceeds of any sale, or of collection, of all or any part of the Pledged Stock shall be applied by the Pledgee, without any marshalling of assets, in the following order:

                  A. To the payment of ALL of the costs and expenses of such sale, including, without limitation, reasonable compensation to the Pledgee and its agents, attorneys and counsel, and all other expenses, liabilities and advances made or incurred by the Pledgee in connection therewith;

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

                  B. To the payment in full of the principal of and premium, if any, and interest on the Note and all obligations of the Pledgor under the Note and this Pledge Agreement;

                  C. To the payment to the Pledgor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, or any surplus remaining from such proceeds after all payments of the character referred to in Subsections A and B of this
Section 10 shall have been made.

                  XI. PLEDGEE APPOINTED ATTORNEY-IN-FACT . The Pledgee, its successors and assigns, upon the occurrence of an Event of Default, is hereby appointed the attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Pledgor will indemnify and save harmless the Pledgee from and against any liability or damage which it MAY incur, in good faith and without negligence, in the exercise and per- formance of any of the Pledgee's powers and duties specifically set forth herein.

                  XII. ADDITIONAL INSTRUMENTS AND Assurances. The Pledgor hereby agrees, at its own expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Pledgee may reasonably request to effect the purposes of this Pledge Agreement and to secure to the Pledgee, and to all persons who may from time to time be a holder of the Note, the benefits of all rights, authorities and remedies conferred upon the Pledgee by the terms of this Pledge Agreement. In the event that at any time hereafter, due to any change in circumstances, including without limitation any change in any applicable law, or any decision hereafter made by a court construing any applicable law, it is, in the opinion of counsel for the Pledgee, necessary or desirable to file or record this Pledge Agreement or any financing statement respecting this Pledge Agreement or the pledge made hereunder, the Pledgor agrees to execute and deliver any instruments that may be necessary or appropriate to make such filing or recording effective.

                  XIII. BENEFIT. This Pledge Agreement shall be binding upon the Pledgor and its respective successors and assigns. This Pledge Agreement is for the benefit of ALL future holders of the Note, any of whom shall, without further act, become a party hereto by becoming a holder of any portion of the Note.

                  XIV. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Pledge Agreement or cancellation or replacement of this Pledge Agreement shall not be valid unless in writing and signed by the parties hereto.

                  XV. NEW Jersey Law to Govern. This Pledge Agreement shall be interpreted and construed pursuant to and in accordance with the laws of the State of New Jersey.

                  XVI. NOTICE. Any notice required to be given hereunder pursuant to the provisions of this Pledge Agreement shall be in writing by certified mail and mailed to the parties at the addresses stated in this Pledge Agreement. Any change in the foregoing addresses of any of the parties hereto shall be given to the other parties in writing in the manner provided hereinabove.

                  XVII. ENTIRE AGREEMENT. This Pledge Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants, agreements, representations and other valid statements between the parties with respect to such matter. Each party to this Pledge Agreement acknowledges that no representations, inducements, promises or statements, orally or otherwise, have been made by any party hereto or anyone acting on behalf of any party hereto which are not embodied herein and agrees that no other agreement, covenant,

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

representation, inducement, promise or statement with respect to the subject matter hereof not set forth in writing in this Pledge Agreement shall be valid or binding.


                  XVIII. TIME of Essence. Time is of the essence in all matters herein.



                  IN WITNESS WHEREOF, this Pledge Agreement has been executed on the date above written.



"Pledgor"                     "Pledgee"

FRED Den                      ATS Money Systems
                              By: Gerard F. Murphy



STATE OF NEW JERSEY )

COUNTY OF Morris    ) : Ss.:


                  On this 2nd day of April, 1999, who, being by me duly sworn, did say to me personally known who, being by me duly sworn, did say that he signed the above Stock Pledge Ag reement.


                                        /s/
                                        --------------------------------
                                             Notary Public

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